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                               ARTHUR ANDERSEN LLP

                                                                    EXHIBIT 23.2

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement on Form SB-2 of our report dated March 27, 1998 included in NeoTherapeutics, Inc.'s Form 10-KSB for the year ended December 31, 1997 and to all references to our Firm included in this registration statement.




                                                   ARTHUR ANDERSEN LLP

Orange County, California
June 29, 1998